SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report: (Date of earliest event reported):
                         March 13, 2006 (March 8, 2006)


                           Blue Dolphin Energy Company
             (Exact name of registrant as specified in its charter)



          Delaware                      0-15905                  73-1268729
(State of Incorporation)        (Commission file Number)       (IRS Employer
                                                             Identification No.)

                             801 Travis, Suite 2100
                              Houston, Texas 77002
              (Address of Registrant's principal executive offices)

                                 (713) 227-7660
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 8, 2006, Blue Dolphin Energy Company (the "Company") entered into a Stock Purchase Agreement (the "Purchase Agreement") with certain investors named therein (the "Investors") for the private placement of 1,171,432 shares (the "Shares") of the Company's common stock, par value $.01 per share, at a purchase price of $1.75 per share (the "Purchase Price") for an aggregate offering price of $2,050,000 (the "Offering"). The net proceeds to the Company after the payment of commissions and expenses will be approximately $2,025,000. The Company expects to use the proceeds for possible acquisitions and for planned expansions of its facilities, as well as for working capital needs and general corporate purposes. Additionally, in connection with the Offering, the Company is required to issue warrants (the "Warrants") to purchase 8,572 shares of the Company's common stock pursuant to the terms and conditions of a Placement Agency Agreement between Starlight Investments, LLC and the Company dated May 27, 2005. The Warrants vest immediately upon issuance and the exercise price per share varies based on the following conditions: (i) until the later of the registration of the Warrants or one year from the issue date, 110% of the Purchase Price, (ii) from the later of (x) the registration of the Warrants and
(y) one year, until two years from the issue date, 120% of the Purchase Price and (iii) after the expiration of two years from the issue date of the Warrants, 130% of the Purchase Price.

         The Shares and the Warrants were issued without registration under the Securities Act of 1933, as amended (the "Act") in reliance upon the exemptions from registration provided by Section 4(2) of the Act and Rule 506 of Regulation D promulgated thereunder. However, the Shares and the Warrants are subject to certain registration rights as set forth in the Purchase Agreement, whereby the Company agreed to file a registration statement with the Securities and Exchange Commission no later than May 15, 2006 for the purpose of registering the Shares.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

         The information disclosed under Item 1.01 of this Current Report on Form 8-K with respect the Company's issuance of the Shares pursuant to the Purchase Agreement is incorporated into this Item 3.02 in its entirety.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          (c)      Exhibits

                   99.1     Press Release dated March 13, 2006.







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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   March 13, 2006.

                                                    BLUE DOLPHIN ENERGY COMPANY


                                                     /s/ Gregory W. Starks
                                                    ----------------------------
                                                    Gregory W. Starks, Treasurer











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                                INDEX TO EXHIBITS


Exhibit           Description of Exhibit
-------           ----------------------

99.1              Press Release dated March 13, 2006.